                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 1998


                            MEGO MORTGAGE CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         0-21689                                           88-0286042
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)


                  MEGO MORTGAGE CORPORATION
                  1000 PARKWOOD CIRCLE, SUITE 500
                  ATLANTA, GEORGIA                                     30339
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                    (ZIP CODE)







       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 952-6700

ITEM 8.  CHANGE IN FISCAL YEAR

         As previously reported, on August 20, 1997, the Board of Directors (the "Board") of Mego Mortgage Corporation (the "Registrant") changed the Registrant's fiscal year-end from August 31 to December 31, commencing December 31, 1997. On March 30, 1998, the Board revoked and rescinded the actions previously taken by it changing the fiscal year-end to December 31 and determined that the Registrant's fiscal year-end shall revert back to August 31.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MEGO MORTGAGE CORPORATION


Date:  March 31, 1998                        By:/s/ James L. Belter
                                                --------------------------------
                                                    James L. Belter
                                                    Executive Vice President and
                                                    Chief Financial Officer






















                                        3